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                            JPMORGAN TAX AWARE FUNDS

                   JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
                         (A SERIES OF JPMORGAN TRUST I)
                               INSTITUTIONAL CLASS

                          SUPPLEMENT DATED JUNE 8, 2005
                   TO THE PROSPECTUSES DATED FEBRUARY 19, 2005

         The information contained under the heading "The Funds' Management and Administration - The Portfolio Managers - Tax Aware Disciplined Equity Fund" in the Prospectus is hereby deleted in its entirety and replaced with the following:

Robin B. Chance, Vice President of the adviser, manages the Tax Aware Disciplined Equity Fund. Ms. Chance has been at JPMIM since 1987.



                       JPMORGAN TAX AWARE U.S. EQUITY FUND
                         (A SERIES OF JPMORGAN TRUST I)
         SELECT CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B AND CLASS C

                          SUPPLEMENT DATED JUNE 8, 2005
                   TO THE PROSPECTUSES DATED FEBRUARY 19, 2005

         The information contained under the heading "The Funds' Management and Administration - The Portfolio Managers - Tax Aware U.S. Equity Fund" in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

The portfolio management team is led by David Silberman, Managing Director of JPMIM. Mr. Silberman is a research portfolio manager n the Private Banking Group. An employee since 1989, he manages the core U.S. Large Cap equity product.

                                                                      SUP-TA-605